                                                                    EXHIBIT 10.2


                             SPECIMEN FORM OF NOTE

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                      UNION TEXAS PETROLEUM HOLDINGS, INC.

                          8 3/8% SENIOR NOTE DUE 2005

                                                               CUSIP 908640 AE 5

No.                                                             $

     Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), for value received promises to pay to Cede & Co. or registered
assigns, the principal sum of                Dollars on March 15, 2005.

        Interest Payment Dates: September 15 and March 15
        Record Dates: September 1 and March 1

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

Dated:

[SEAL]                                           UNION TEXAS PETROLEUM HOLDINGS, INC.

                                                 By: _____________________________________

                                                 By: _____________________________________

                                                 Certificate of Authentication:
                                                 This is one of the Securities of the series
                                                 designated therein referred to in the within-
                                                 mentioned Indenture.

                                                 THE FIRST NATIONAL BANK OF CHICAGO
                                                 as Trustee
                                                 By: _____________________________________
                                                             Authorized Signatory

                             SPECIMEN FORM OF NOTE

                      UNION TEXAS PETROLEUM HOLDINGS, INC.

                          8 3/8% SENIOR NOTE DUE 2005

     1. Interest. Union Texas Petroleum Holdings, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at 8 3/8% per annum from March 23, 1995 until maturity. The Company will pay interest semiannually on September 15 and March 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from March 23, 1995; provided, that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be September 15, 1995. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Company will pay the principal of, premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay such amounts by check payable in such money. It may mail an interest check to a Holder's registered address.

     3. Ranking and Guarantees. The Securities will be senior unsecured obligations of the Company. The Company's obligations to pay principal, premium, if any, and interest with respect to the Securities are unconditionally guaranteed on a joint and several basis (the "Guarantees") by the guarantors (the "Guarantors") parties to the Indenture. Each of the Guarantees will be an unsecured obligation of the Guarantor providing such Guarantee. Certain limitations to the obligations of the Guarantors are set forth in further detail in the Indenture. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

     4. Paying Agent and Registrar. Initially, The First National Bank of Chicago, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Holder. The Company may act in any such capacity.

     5. Indenture. The Company issued the Securities under an Indenture dated as of March 15, 1995 (the "Indenture") among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code sec.sec. 77aaa-77bbbb) as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company limited to $125,000,000 in aggregate principal amount.

     6. Optional Redemption. The Securities may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at a price equal to 100% of their principal amount plus accrued and unpaid interest, if any, to the Redemption Date plus the Make-Whole Premium, if any (the "Redemption Price").

                             SPECIMEN FORM OF NOTE

The amount of the Make-Whole Premium with respect to any Security (or portion thereof) to be redeemed will be equal to the excess, if any, of:

          (i) the sum of the present values, calculated as of the Redemption Date, of:

             (A) each interest payment that, but for such redemption, would have been payable on the Security (or portion thereof) being redeemed on each Interest Payment Date occurring after the Redemption Date (excluding any accrued interest for the period prior to the Redemption Date); and

             (B) the principal amount that, but for such redemption, would have been payable at the final maturity of the Security (or portion thereof) being redeemed;

     over

          (ii) the principal amount of the Security (or portion thereof) being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield. The Make-Whole Premium will be calculated by an independent investment banking institution of national standing appointed by the Company; provided, that if the Company fails to make such appointment at least 10 business days prior to the Redemption Date, or if the institution so appointed is unwilling or unable to make such calculation, such calculation will be made by Goldman, Sachs & Co. or, if such firm is unwilling or unable to make such calculation, by an independent investment banking institution of national standing appointed by the Trustee (in any such case, an "Independent Investment Banker").

     For purposes of determining the Make-Whole Premium, "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities, calculated to the nearest
1/12 of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third business day immediately preceding the applicable Redemption Date. The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then the Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100 of 1%, with any figure of 1/200% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

     Periodic interest installments with respect to which the Interest Payment Date is on or prior to any Redemption Date will be payable to the Holders of record at the close of business on the relevant record dates referred to herein, all as provided in the Indenture.

     Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, provided that if all the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a

                             SPECIMEN FORM OF NOTE

whole multiple of $1,000, will be redeemed. On and after the Redemption Date interest will cease to accrue on Securities or on the portions thereof called for redemption, as the case may be.

     7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Security or portion of a Security selected for redemption. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before a selection of Securities to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

     9. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of or premium, if any, or interest on the Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, the Guarantors and the Trustee may amend or supplement the Indenture or the Securities to evidence the assumption by any successor to the Company of the covenants in the Indenture and the Securities; to add to the covenants of the Company for the benefit of the Holders; to add any additional Events of Default with respect to the Securities; to provide for uncertificated Securities in addition to or in place of certificated Securities and to provide for certificated Securities in addition to or in place of uncertificated Securities; to make any change that does not adversely affect any Security; to establish the form or terms of Securities; to permit or facilitate the defeasance or discharge of any series of Securities; to provide for the acceptance of appointment by a successor Trustee and the administration of the trusts by more than one Trustee; to provide for Guarantees of the Securities or to reflect the release of any Guarantor from its Guarantee, or the addition of any Subsidiary of the Company as a Guarantor; to cure any ambiguity, omission, defect or inconsistency; or to comply with the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

     The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

     Without the consent of each Holder affected, the Company may not (i) reduce the percentage in principal amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security, (iii) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption, (iv) make any Security payable in money other than that stated in the Security, (v) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security, (vi) reduce the percentage in principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or (vii) waive a continuing Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities.

     10. Defaults and Remedies. Events of Default include: default in payment of interest on the Securities for 30 days; default in payment of principal of or premium, if any, on the Securities; failure by the Company or any Guarantor for 60 days after written notice by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Securities then outstanding to it to comply with any of its other covenants or

                             SPECIMEN FORM OF NOTE

agreements in the Indenture, the Guarantees or the Securities; the acceleration of the maturity of any Indebtedness of the Company or any Restricted Subsidiary (other than the Securities or any Non-Recourse Indebtedness) that has an outstanding principal amount of $20 million or more individually or in the aggregate; a default in the payment of principal or interest in respect of any Indebtedness of the Company or any Restricted Subsidiary (other than the Securities or any Non-Recourse Indebtedness) having an outstanding principal amount of $20 million or more individually or in the aggregate, and such default shall be continuing for a period of 30 days without the Company or such Restricted Subsidiary, as the case may be, effecting a cure of such default; or certain events involving bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the principal of, and premium, if any, and interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary, all outstanding Securities become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

     11. Trustee Dealings with Company and Guarantors. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, the Guarantors or their respective Affiliates, and may otherwise deal with the Company, the Guarantors or their respective Affiliates, as if it were not Trustee.

     12. No Recourse against Others. A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or such Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

     13. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT
(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

        Union Texas Petroleum Holdings, Inc.
        1330 Post Oak Boulevard
        Houston, Texas 77056
        Attention: General Counsel

                          FORM OF NOTATION ON SECURITY
                             RELATING TO GUARANTEES

     Each Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

     The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in
Article 4 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantees.

                                            UNION TEXAS EAST KALIMANTAN LIMITED

                                            By: _______________________________
                                            By: _______________________________

                                            UNION TEXAS PETROLEUM ENERGY
                                              CORPORATION

                                            By: _______________________________
                                            By: _______________________________

                                            UNION TEXAS INTERNATIONAL
                                            CORPORATION

                                            By: _______________________________
                                            By: _______________________________

                                            UNION TEXAS PRODUCTS CORPORATION

                                            By: _______________________________
                                            By: _______________________________

                                            UNISTAR, INC.

                                            By: _______________________________
                                            By: _______________________________

                          FORM OF NOTATION ON SECURITY
                         RELATING TO COMPANY GUARANTEE

     The Company (which term includes any successor Person under the Indenture) has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the obligations of the Guarantors pursuant to the Guarantees set forth in Article 4 of the Indenture.

     The obligations of the Company to the Holders of Securities and to the Trustee pursuant to the Company Guarantee and the Indenture are expressly set forth in Article 4 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Company Guarantee.

                                            UNION TEXAS PETROLEUM HOLDINGS, INC.

                                            By: _______________________________
                                            By: _______________________________

                                ASSIGNMENT FORM

     To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

_______________________________________________________________________________
             (Insert assignee's social security or tax I.D. number)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
             (Print or type assignee's name, address and zip code) and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

_______________________________________________________________________________

Date: ___________   Your Signature: ___________________________________________
                    (Sign exactly as your name appears on the face of this Security)

Signature Guarantee: __________________________________________________________
                    (Participant in a Recognized Signature Guaranty Medallion
                                              Program)